--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         April 2, 2003 (April 2, 2003)

                              --------------------

                                   JMXI, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

      000-25943                                        11-3374729
(COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

900 West Shore Road
Port Washington, New York                              11050
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                                 (516) 625-4805
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   JMXI, Inc.
                       2 Huntington Quadrangle, Suite 3S2
                           Melville, New York  11747
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

On April 2, 2003, the Company issued a press release a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 -  Press Release dated April 2, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JMXI, INC.
                                       ---------------------------
                                       (Registrant)


                                       By:  /s/ Jonathan M. Anderson
                                            ------------------------------
                                       Name:  Jonathan M. Anderson
                                       Title:  Secretary and General Counsel

Dated: April 2, 2003